UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________

FORM 8-K

_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 21, 2017

Date of Report (Date of earliest event reported)

New Colombia Resources, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-51274	43-2033337
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Carrera 59, #94-138 Barranquilla- Atlántico Colombia
(Address of principal executive offices and Zip Code)

(410) 236-8200
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      . Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

On April 21, 2017, MaloneBailey, LLP (“MaloneBailey”) resigned as the independent registered public accounting firm of New Colombia Resources, Inc. On April 26, 2017, New Colombia Resources, Inc. engaged PCAOB independent registered public accounting firm Sadler, Gibb & Associates, LLC (“Sadler Gibb”) to become its new independent registered public accounting firm; this change is in response to a letter of resignation received from the former independent registered public accounting firm.

MaloneBailey’s reports on the Company’s consolidated financial statements for the fiscal years ended December 31, 2013 and 2014 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principle, except that the reports of MaloneBailey on the Company’s consolidated financial statements for the fiscal years ended December 31, 2013 and 2014 contained an explanatory paragraph which noted that there was substantial doubt about the Company’s ability to continue as a going concern.

During the fiscal years ended December 31, 2013 and 2014 and during the subsequent interim period through April 21, 2017, there were no disagreements between the Company and MaloneBailey on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to MaloneBailey’s satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their report on the consolidated financial statements of the Company for such year.

During the fiscal years ended December 31, 2013 and 2014, and during the subsequent interim period through April 21, 2017, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K, except for material weaknesses described in Item 9A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 and summarized herein and MaloneBailey having advised us that it identified certain deficiencies in our internal control over financial reporting that constitute a material weakness principally related to the lack of policies and procedure to ensure accurate, timely and complete accounting and reporting for equity and financing transactions. These material weaknesses have not been remediated as of the date of this Current Report on Form 8-K.

The Company provided MaloneBailey with a copy of this disclosure set forth under this Item 4.01 and requested MaloneBailey to furnish a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the above statements. A copy of the letter from MaloneBailey is attached hereto as Exhibit 16.1.

During the Company’s two most recent fiscal years and in the subsequent interim period through the Service termination date, the Company has not consulted with Sadler Gibb regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that Sadler Gibb concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

CONTROLS AND PROCEDURES

Conclusion Regarding the Effectiveness of Disclosure Controls and Procedures.

Under the supervision and with the participation of our principal executive officer and principal financial officer, we conducted an evaluation of our disclosure controls and procedures, as such term is defined under Rule 13a-15(e) promulgated under the Securities Exchange Act of 1934, as amended (the Exchange Act. As a result of this evaluation, we identified material weaknesses in our internal control over financial reporting as of December 31, 2014 as is identified below. Accordingly, our principal executive officer and principal financial officer concluded that our disclosure controls and procedures were not effective as of April 27, 2017 as is described below.

Management’s Annual Report on Internal Control Over Financial Reporting.

Our management is responsible for establishing and maintaining adequate internal control over financial reporting as defined in Rule 13a-15(f) and 15d-(f) under the Exchange Act. Our internal control over financial reporting are designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of consolidated financial statements for external purposes in accordance with U. S. generally accepted accounting principles. Our internal control over financial reporting includes those policies and procedures that:

i.

pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of our assets;

ii.

provide reasonable assurance that transactions are recorded as necessary to permit the preparation of our consolidated financial statements in accordance with U. S. generally accepted accounting principles, and that our receipts and expenditures are being made only in accordance with authorizations of our management and directors; and

iii.

provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of our assets that could have a material effect on the consolidated financial statements.

Management assessed the effectiveness of the Company’s internal control over financial reporting as of April 27, 2017. In making this assessment, management used the criteria set forth by the Committee of Sponsoring Organizations of the Treadway Commission in Internal Control-Integrated Framework.

Management has concluded that our internal control over financial reporting was not effective as April 27, 2017 due to the existence of material weaknesses. The material weaknesses identified include the following:

Management’s assessment identified several material weaknesses in our internal control over financial reporting. These material weaknesses include the following:

•

Lack of appropriate segregation of duties;

•

Limited capability to interpret and apply accounting principles generally accepted in the United States;

•

Lack of formal accounting policies and procedures that include multiple levels of review; and

•

Failure to properly record transactions related to asset acquisitions, derivative liabilities, and equity based payments to employees and non-employees.

Item 9.01 Exhibits

Exhibit No.

Description

16.1

Auditor’s Letter

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW COLOMBIA RESOURCES, INC.

Date: April 27, 2017

By: /s/ John Campo

John Campo, Chief Executive Officer